UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Arava St., pob 1026, Airport City, Israel, 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 16, 2017, My Size, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with two investors. Pursuant to the SPA, the Company sold an aggregate of 200,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $1.00 per share to one investor. The Company expects to receive an additional $50,000 from the second investor and will issue shares of Common Stock to such investor at a purchase price of $1.00 per share.

On August 16, 2017, the Company entered into a securities purchase agreement (the “Installment SPA”) with an investor pursuant to which the investor will purchase $530,000 shares of the Company’s Common Stock at $1.00 per share in separate installments. The investor has issued a guarantee note issued by Trade Bancorp in the amount of $530,000 in favor of the Company. In the event that the investor does not fulfil its obligation to purchase $530,000 shares of the Company’s Common Stock pursuant to the Installment SPA, the Company may call the guarantee note; provided, however, the guarantee note expires 90 days from the date of issuance, or November 13, 2017.

The foregoing descriptions of the SPA and the Installment SPA are a summary only, do not purport to set forth the complete terms of the SPA and the Installment SPA and are qualified in their entirety by reference to the SPA and Installment SPA filed as Exhibit 10.1 and 10.2, respectively to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The details of the transaction described in item 1.01 are incorporated by reference in its entirety into this item 3.02.

The issuance of the securities described in item 1.01 was deemed to be exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof as a transaction by an issuer not involving a public offering.

Item 9.01.      Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated August 16, 2017
10.2	Securities Purchase Agreement dated August 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: August 22, 2017	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer